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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Abacus Direct Corporation of our report dated March 1, 1999, relating to the consolidated financial statements, which appears on page F-1 of the company's Annual Report on Form 10-K for the year ended December 31, 1998.

/S/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Broomfield, Colorado
April 29, 1999